SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                     FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) August 3, 2000
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                    BURNS INTERNATIONAL SERVICES CORPORATION
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               (Exact name of Registrant as Specified in Charter)



              Delaware                    1-5529                 13-3408028
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    (State or Other Jurisdiction     (Commission File        (IRS Employer
          of Incorporation)              Number)          Identification No.)


200 South Michigan Avenue
Chicago, IL                                                         60604
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code    (312) 322-8500
                                                     ---------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On August 3, 2000, Burns International Services Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of August 3, 2000 between the Company, Securitas AB, a joint stock company organized under the laws of Sweden ("Parent"), and Securitas Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Parent ("Purchaser"), which provides for
(i) the commencement by Purchaser of a cash tender offer for all of the outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company, including the associated rights to purchase Series A Participating Cumulative Preferred Stock (together with the Common Stock, the "Shares"), at a purchase price of $21.50 per Share and (ii) following consummation of the tender offer, the merger of Purchaser with and into the Company. In connection with the Merger Agreement, the Company entered into (i) a Stock Option Agreement dated as of August 3, 2000 between the Company and Parent (the "Stock Option Agreement") and (ii) an Amendment (the "Amendment") dated as of August 3, 2000 to the Rights Agreement dated as of October 29, 1999 between the Company and The Bank of New York, as Rights Agent. In addition, certain stockholders of the Company entered into a Stockholders' Agreement (the "Stockholders' Agreement") dated as of August 3, 2000 with Parent and Purchaser. On August 3, 2000, the Company issued a press release (the "Press Release") announcing the execution of the Merger Agreement.

         The Merger Agreement, the Stock Option Agreement, the Stockholders' Agreement, the Amendment and the Press Release are attached hereto as Exhibits 2.1, 2.2, 2.3, 4.1 and 99.1, respectively, and are incorporated herein by reference. The description of each document set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of each such agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

         (a)      Financial statements of businesses being acquired: Not
Applicable.

         (b)      Pro forma financial information: Not Applicable.

         (c)      Exhibits:





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Exhibit No.            Description
-----------            -----------

2.1 Agreement and Plan of Merger dated as of August 3, 2000 between Burns International Services Corporation, Securitas AB and Securitas Acquisition Corporation.

2.2 Stock Option Agreement dated as of August 3, 2000 between Burns International Services Corporation and Securitas AB.

2.3 Stockholders' Agreement dated as of August 3, 2000 among Securitas AB, Securitas Acquisition Corporation and certain stockholders of Burns International Services Corporation.

4.1 Amendment dated as of August 3, 2000 to the Rights Agreement dated as of October 29, 1999 between Burns International Services Corporation and The Bank of New York, as Rights Agent.

99.1 Press Release of Burns International Services Corporation dated August 3, 2000.



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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BURNS INTERNATIONAL SERVICES
                                              CORPORATION



                                        By:   /s/ Robert E.T. Lackey
                                              ---------------------------------
                                              Name: Robert E.T. Lackey
                                              Title: Vice President and General
                                                       Counsel

August 3, 2000






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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

2.1 Agreement and Plan of Merger dated as of August 3, 2000 between Burns International Services Corporation, Securitas AB and Securitas Acquisition Corporation.

2.2 Stock Option Agreement dated as of August 3, 2000 between Burns International Services Corporation and Securitas AB.

2.3 Stockholders' Agreement dated as of August 3, 2000 among Securitas AB, Securitas Acquisition Corporation and certain stockholders of Burns International Services Corporation.

4.1 Amendment dated as of August 3, 2000 to the Rights Agreement dated as of October 29, 1999 between Burns International Services Corporation and The Bank of New York, as Rights Agent.

99.1 Press Release of Burns International Services Corporation dated August 3, 2000.



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